Exhibit 99.1

Agios in 2016

JPMorgan Healthcare Conference

January 11, 2016 David Schenkein, M.D. Chief Executive Officer

Cautionary Note Regarding Forward-Looking Statements

This presentation and various remarks we make during this presentation contain forward-looking statements of Agios Pharmaceuticals, Inc. within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the potential benefits of Agios’ product candidates targeting IDH1/IDH2 or pyruvate kinase-R mutations or other genetic mutations, including AG-221, AG-120, AG-881, AG-348 and AG-519; its plans and timelines for the clinical development of AG-221, AG-120, AG-881, AG-348 and AG-519; its plans regarding future data presentations; its plans regarding its preclinical development activities; and the benefit of its strategic plans and focus. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “potential,” “hope,” “could,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from Agios’ current expectations and beliefs. For example, there can be no guarantee that any product candidate Agios is developing will successfully commence or complete necessary preclinical and clinical development phases, or that development of any of Agios’ product candidates will successfully continue. There can be no guarantee that any positive developments in Agios’ business will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this presentation or the various remarks made during this presentation could also be affected by risks and uncertainties relating to a number of other important factors, including: Agios’ results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Agios’ ability to obtain and maintain requisite regulatory approvals and to enroll patients in its planned clinical trials; unplanned cash requirements and expenditures; competitive factors; Agios’ ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; Agios’ ability to maintain key collaborations, such as its agreement with Celgene; and general economic and market conditions. These and other risks are described in greater detail under the caption “Risk Factors” included in Agios’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and other filings that Agios may make with the Securities and Exchange Commission in the future.

Any forward-looking statements contained in this presentation or in remarks made during this presentation speak only as of the date hereof, and Agios expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or, except as required by law.

We Are Driven By a Clear Vision and Values

RARE GENETIC DISORDERS OF METABOLISM CANCER METABOLISM DYSREGULATED METABOLISM

VISION

Agios is passionately committed to the fundamental transformation of patients’ lives through scientific leadership in the field of cancer metabolism and rare genetic disorders of metabolism

Building a Great Sustainable Biopharmaceutical Company

Building Late-stage Development & Commercial Capabilities

Continuing to Expand Research Platform

5th Agios

Agios IDH Celgene AG-221 AG-348 medicine 2016 Key

Labs Discovery Partnership /AG-120 Proof of entering Priorities

Open Proof of Mechanism clinic; 200th

Concept employee

2009 2009 2010 2014 2014 2015 2016

Our 2016 Key Priorities: Maturing into a Late-stage Company

Rapid and broad late stage clinical development for IDHm inhibitors

Demonstrate clinical activity of PKR activators in patients

Advance research and initiate preclinical development of next wave research program

Novel First-in-Class Clinical Portfolio

Candidate	Indication	Early Stage Clinical Development / Late Stage Clinical Development	Primary Commercial Rights
AG-221 (IDH2m inhibitor)	R/R AML	Phase 3	Celgene; Agios U.S. Co-promotion and Royalty
	R/R AML	Phase 1 Dose Escalation > Expansion > 5th Cohort	
	Frontline AML (Fit)	Phase 1b Combinations	
	Frontline AML (Unfit)	Phase 1/2 Combinations (Q1'16)	
	MDS/Heme Malig	Phase 1 Expansion > 2nd Expansion (2016)	
	Solid Tumors	Phase 1 Dose Escalation	
AG-120 (IDH1m inhibitor)	Frontline AML	Phase 3 (2H'16)	agios: U.S. Rights; Celgene: EX-U.S. Rights
	R/R AML	Dose Escalation > Expansion	
	MDS/Heme Malig	Phase 1 Expansion	
	Frontline AML (Fit)	Phase 1b Combinations	
	Frontline AML (Unfit)	Phase 1/2 Combinations (Q1'16)	
	Solid Tumors	Phase 1 Dose Escalation > Expansion	
	IHCC	Phase 2 (2H'16)	
AG-881 (pan-IDHm inhibitor)	R/R AML	Phase 1 Dose Escalation	agios, Celgene: Joint Worldwide Collaboration
	Solid Tumors	Phase 1 Dose Escalation	
AG-348 (PK (R) Activator)	PK Deficiency	Phase 2 DRIVE PK	agios
AG-519 (PK (R) Activator)	PK Deficiency	Phase 1	agios

Today’s Key 2016 Milestone Announcements

IDHm Inhibitors

Complete enrollment in AG-221 and AG-120 expansion arms in 2H Initiate Phase 3 study of AG-120 in frontline AML in 2H

Initiate MDS expansion arm for AG-221

Initiate randomized Phase 2 study of AG-120 in cholangiocarcinoma in 2H

PKR Activators

Present first data from DRIVE PK trial of AG-348 in 1H

Present first data from AG-519 Phase 1 healthy volunteer study in 1H Present new findings from Natural History Study of PK deficiency in 2H

Outline clinical development plans for PKR activators in beta-thalassemia in 2H

Research

Initiate preclinical development activities and publish on a new cancer metabolism program

Cancer Metabolism: IDH

Using a pill once a day to repair a cancer cell

agios

Repairing an IDH Mutant Cancer Cell

DIFFERENTIATION RESTORED BLO

Inhibitor

IDH Epigenetic

“Re-Wiring” Unchecked Cell Proliferation

Isocitrate mIDH 2HG CANCER

Differentiation aKG

HSC Progenitor Progenitor

IDHm Inhibitor

Leukemia Blast Neutrophil

Day 0 Day 15 Day 28

AG-120, EORTC, 2014

What’s Possible for IDHm Patients

A Roadmap for Speed and Breadth

Goal

Next

Now

All IDHm patients screened and treated with an IDHm inhibitor for the entire course of their disease

Solid tumors Frontline AML Combination trials Maintenance MDS

Other hematologic malignancies

Relapsed/ Refractory AML

Three IDHm Inhibitors Provide Maximum Opportunity

AG-221

Potent, selective, reversible inhibitor of mutant isocitrate dehydrogenase-2 (IDH2) In Phase 3 clinical development Oral, once daily dosing, 100mg

AG -120

Potent, selective, reversible inhibitor of mutant isocitrate dehydrogenase-1 (IDH1) In Phase 2 clinical development Oral, once daily dosing, 500mg

AG-881

Brain-penetrant, pan-IDH mutant inhibitor (IDH1 & IDH2) In Phase 1 clinical development Oral, once daily dosing

IDH Mutations Occur in Multiple Cancers

AML

MDS

IHCC

Chondro

Other solid tumors

Glioma

~40K New Patients/Year; Mutation Occurs Early and Easily Detected with Genomic Testing

AG-221 and AG-120 Represent a New Treatment Paradigm in AML

AG-221



Median response duration: 6.9 months
0
2
4
6
8
10
12
14
16
18
20
Treatment Duration (Months)
CR
CRp
PR
mCR
CRi
Ongoing
Transplant
First Response
Death or Progression

AG-120



Median response duration: 5.6 months
CR
PR
CRi
Ongoing
Progression/death
CRp
mCR
First response
Bone marrow transplant
0
2
4
6
8
10
12
14
Treatment duration (months)

First-in-Class, Oral, Potent, Selective, Reversible Inhibitors

- With ~300 patients treated, AG-221 and AG-120 demonstrate favorable safety profiles
- Impressive single agent complete and partial responses in relapsed/refractory IDHm AML
- Neutrophil and platelet improvements observed in non-CR responders and some patients with stable disease

13

Data Presented at ASH, 12/5-6/15

Phase 1 Programs Rapidly Defined Single-Agent Profile for IDHm Inhibitors in R/R AML

Phase 1 expansion cohorts designed to demonstrate compelling clinical benefit with registration quality data

AG-221 Expansion Phase 2

Expansion Phase 1 Ongoing Dose Escalation

Four 25-patient Arms Completed R/R AML Completed (n=125 patients)

AG-120 Expansion Phase 1

Dose Escalation Three 25-patient Arms Ongoing Completed 125-patient Arm Ongoing

Expect to Complete Enrollment in Both 125-patient Expansion Arms in 2H’16

Targeting Multiple Lines of Treatment in IDHm AML and Other Hematologic Malignancies

Relapsed AML Newly Diagnosed (Untreated) AML MDS / Other Heme Malig.

2nd+ Relapse Intensive Non-Intensive Frontline to R/R

Phase 1 AG-221 Expansion

Phase 1 AG-120 Expansion

Phase 3 IDHENTIFY

AG-221 vs SOC

Phase 1 Induction (7+3) + AG-221 or AG-120

Phase 1? 2 VIDAZA® + AG-221 or AG-120

(1Q’16)

Phase 1 AG-221 MDS Expansion Cohort (2016)

Phase 3

AG-120 in Frontline AML

(2H’16)

Ongoing

Planned

IDH Mutations Occur in Multiple Cancers Glioma IHCC Chondro Aml mds other solid tumors ~40K New Patients/Year; Mutation Occurs Early and Easily Detected with Genomic Testing 16

Encouraging AG-120 Phase 1 Data in Solid Tumors

Solid Tumors Glioma

Other chondrosarcoma cholangiocarcinoma treatment duration (weeks) pr sd pd unk/na ongoing progression/death

AG-120 well tolerated (no MTD) and showed signs of clinical activity Reductions in tumor volume observed in some glioma patients

Favorable PK properties, inhibition of 2HG in tumor and reduction in proliferation markers

Data Presented at AACR-NCI-EORTC, 11/8/15

Clinical Development Path in IDH1m Solid Tumors Will

Be Data Driven

AG-120

IDH1m inhibition; low CNS penetration

Dose-Escalation Expansion

(Completed) (Ongoing)

Randomized IHCC Phase 2

(2H’16)

IHCC

Chondro sarcoma

Glioma

Other IDHm Solid Tumors

AG-881

Pan-IDHm inhibition; high CNS penetration

AG-881 Phase 1 Dose-Escalation (Ongoing)

Potential Expansion

Rare Genetic Metabolic Disorders: PKR

Transforming a metabolic disorder with a small molecule

agios

Pyruvate Kinase-R (PKR) Activation Has Broad Potential in Red Cell Disorders Normal Red Cell PEP wtPKR Pyruvate Cellular demand: ATP production meets demand Pyruvate Kinase Deficiency PEP mPKR Pyruvate Cellular demand: Inadequate production: ATP deficiency Other Hemolytic Anemias PEP wtPKR Pyruvate Cellular demand: Increased demand: ATP deficiency 20

PK Deficiency: What We Know Today

Disease Overview	
Description	• Rare genetic disease often presenting at birth as neonatal jaundice • ~2400 diagnosed in U.S. and EU5*
Etiology	• Caused by mutations in PK-LR gene coding for Erythrocyte Pyruvate Kinase
Clinical Presentation	• Lifelong hemolytic anemia and associated morbidities
Diagnosis	• PKR enzyme activity and genetic testing

* Based on genetic data and diagnosis rate

Disease Pathophysiology	
Red Blood Cell	**Blood Smear**
Normal	
PK Deficiency	

21

Source: Zanella. Blood Rev. 2007; 21(4):217; Blood and Bone Marrow Pathology; Wintrobe's Clinical Hematology; Physician Interviews; Market Research.

PKR Activation Represents Therapeutic Approach to Treating PK Deficiency


2,3-DPG
Glucose
Pyruvate
ATP
AG-348
AG-519


Patient A
(R510Q/G511R)
PKR Activity (relative to DMSO)
2,3-DPG (relative to DMSO)
ATP (relative to DMSO)
DMSO
AG-348
24 hrs


WT vs PKD ATP levels
RBCs treated with AG-348 24 hrs
[ATP] (nM)
5000
4000
3000
2000
1000
0
WT control
PKD patient
log [AG-348 (M)]


DRIVEPK
Screening
Randomization
Stratified by PK-R genotype
AG-348
300 mg q12hr
Optional
3rd Arm
AG-348
50 mg q12hr


AG-348
Dosing period
Absolute change in ATP blood concentration (µg/mL)
200
100
0
Time (day)
0
5
10
15
20
Placebo
15 mg q12hr
60 mg q12hr
120 mg q24hr
120 mg q12hr
360 mg q12hr
700 mg q12hr
Mean + SD

Phase 1 NHV, ASH 2014

22

AG-348 Global Phase 2 DRIVE PK Study

Open and Enrolling

Transfusion-independent PK-deficient adults n=25 in each arm

Screening

Randomization

Stratified by PK-R genotype

AG-348

300 mg q12hr

Optional 3rd

Arm

AG-348

50 mg q12hr

6-month

dosing

PK

period

PD

Primary endpoints

Safety and tolerability

Secondary endpoints

PK of AG-348

PD response: ATP, 2,3-DPG

Indicators of clinical activity: hemoglobin, hematocrit, reticulocyte count, and other hematologic parameters.

First Data Expected 1H’16

AG-519 Healthy Volunteer Study Open and Enrolling

AG-519

Potent, highly selective and orally bioavailable PKR activator Differentiated chemical structure versus AG-348 No activity against the aromatase enzyme AG-519 has similar activity in vitro, in vivo and ex vivo (patient samples) relative to AG-348

One protocol, two steps, healthy volunteers

Step 1: Integrated SAD/MAD

4 dose-ascending cohorts: 8 subjects per cohort (n=32) Placebo controlled (6A, 2P)

Step 2: Bioavailability and Food Effect Study

First Data Expected 1H’16

AG-519 Provides Optionality for Clinical Development

AG-348 Healthy Volunteer Studies (Completed)

AG-348 DRIVE PK PK Deficiency (Ongoing)

AG-519 Healthy Volunteer Studies

(Q1’16)

Efficacy Safety PK

PD

Pivotal Trials:

Adults

Adolescents

Children Beta-thalassemia Studies (Planned)

Clinical Data From Both Trials Available in 1H’16 Will Determine Late-stage Development Path

Research

Initiating the development of a new research program

Novel First-in-Class Research Portfolio

Target Validation Compound Optimization

Target C

Two Cancer Metabolism

Multiple Other Oncology Targets

Wave

Rare Genetic

Multiple RGD Targets

Metabolic Disorders

Cancer Metabolism Multiple

Oncology Three Targets

Wave Rare Genetic Multiple RGD

Metabolic Disorders Targets

Prevalent Deletions of MTAP Create Sensitivity to a Novel Pathway With Multiple Therapeutic Targets

Deletion of metabolic gene adjacent to tumor suppressor p16/p14 chr9p21
MTAP
p16/p14
MTAP
p16/p14
Genetic Selection Markers

- p16/p14 tumor suppressor locus deleted in 15% of all cancers
- Metabolic gene, MTAP, is adjacent to p16/p14 & typically co-deleted

~75,000 new patients/year in U.S. with MTAP deletion across many indications



% MTAP homozygous deletion
(primary tumors)
0%
10%
20%
30%
40%
50%
Bladder
Melanoma
Brain
Lung
Pancreas
Breast
Esophageal Carcinoma
Head & Neck Squamous
Kidney Renal Papillary
Colon Adenocarcinoma
0%
20%
40%
60%
DLBCL
ALL
MCL
CML- blast crisis

MTAP-deleted Tumors Constitute a Large, Genetically Defined Patient Population

28

Prevalent Deletions of MTAP Create Sensitivity to a Novel Pathway With Multiple Therapeutic Targets

Upstream metabolite MTA accumulates when MTAP is deleted

MTA

(MTAP substrate)

Vulnerable pathway

with multiple

Therapeutic targets

Target 1

Target 2

Target 3

Druggable by Agios inhibitors with precision medicine approach

Target MTAP- Inhibitor

deleted Tumor Xenograft Model

MTAP-WT Target

Tumor Inhibitor

Xenograft Model

Agios Has Developed Potent and Orally-bioavailable Inhibitors of an MTAP-selective Target

Fold change in mtap-deleted cells metabolites mtap selectivity score mtap-deleted tumor xenograft model mtap-wt tumor xenograft model vechicle target inhibitor days post implant s.e.m

Key Takeaways

Focus on Strategic Priorities and Execution:

Continue rapid, broad late-stage clinical development for our

IDHm inhibitors

Demonstrate clinical activity of our wholly owned, PKR activators in patients

Advance research and initiate preclinical development of a new research program

Building a great sustainable biopharmaceutical company

Passionate in our vision to change patients’ lives